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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
MegsINet, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the proxy statement-prospectus.

                                              KPMG LLP

St. Louis, Missouri
March 22, 1999